UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: June 16, 2014
(Date of earliest event reported)

ImmuCell Corporation (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-12934 (Commission File Number)	01-0382980 (IRS Employer Identification Number)

56 Evergreen Drive Portland, Maine (Address of principal executive offices)		04103 (Zip Code)
207-878-2770 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03  Material Modification To Rights Of Security Holders

On September 5, 1995, the Board of Directors of the ImmuCell Corporation (the “Company”) adopted a Common Stock Rights Plan, the terms of which were set forth in a Rights Agreement between the Company and American Stock Transfer & Trust Co., as Rights Agent.  Pursuant to the Rights Agreement, the Company has issued certain Rights to all holders of its Common Stock.  Under the original terms of the Rights Agreement, the Rights were to expire on the earlier to occur of the Redemption Date (as defined) or the Final Expiration Date (defined to be September 19, 2005).

On June 8, 2005, the Board voted to authorize an amendment of the Rights Agreement to extend the Final Expiration Date by an additional three years to September 19, 2008.  As of June 30, 2005, the Company and the Rights Agent entered into an Amendment to the Rights Agreement, reflecting such extension.  No other changes were made to the terms of the Rights at that time.

On June 6, 2008, the Board voted to authorize an amendment of the Rights Agreement to extend the Final Expiration Date by an additional three years to September 19, 2011 and to increase the ownership threshold for determining “Acquiring Person” status from 15% to 18%.  As of June 30, 2008, the Company and the Rights Agent entered into an Amendment to the Rights Agreement, reflecting such extension and threshold increase.  No other changes were made to the terms of the Rights at that time.

On August 5, 2011, the Board voted to authorize an amendment of the Rights Agreement to extend the Final Expiration Date by an additional three years to September 19, 2014 and to increase the ownership threshold for determining “Acquiring Person” status from 18% to 20%. As of August 9, 2011, the Company and the Rights Agent entered into an amendment to the Rights Agreement, reflecting such extension and threshold increase.  No other changes were made to the terms of the Rights at that time.

On June 11, 2014, the Board voted to authorize an amendment of the Rights Agreement to extend the Final Expiration Date by an additional three years to September 19, 2017. As of June 16, 2014, the Company and the Rights Agent entered into an amendment to the Rights Agreement, reflecting such extension.  No other changes were made to the terms of the Rights.

Item 9.01  Financial Statements And Exhibits

(d) Exhibits

4.1D           Fourth Amendment to Rights Agreement, dated as of June 16, 2014, between the Company and American Stock Transfer & Trust Co., as Rights Agent.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2014	IMMUCELL CORPORATION

	By:	/s/ Michael F Brigham
Michael F. Brigham
President, Chief Executive Officer
and Principal Financial Officer